UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018

American Woodmark Corporation

(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3102 Shawnee Drive, Winchester, Virginia		22601
(Address of principal executive offices)		(Zip Code)

(540) 665-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On January 29, 2018, American Woodmark Corporation (the “Company”) issued a press release announcing its intention to offer $350 million aggregate principal amount of senior unsecured notes due 2026 (the “Notes”), subject to market and other customary conditions. A copy of the press release announcing the Notes offering is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Notes are being offered solely to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities law and, unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

On January 25, 2018, RSI Home Products, Inc. (“RSI”), a wholly owned subsidiary of the Company gave notice that it has elected to conditionally redeem 20%, or $115 million in principal amount, of the $575 million outstanding principal amount of its 6 1⁄2% senior secured second lien notes due 2023 (the “RSI Notes”).    On January 29, 2018, the Company issued a press release announcing the commencement of a tender offer and consent solicitation by RSI for up to $460 million in aggregate principal amount of the RSI Notes (the “Tender Offer”). A copy of the press release announcing the Tender Offer is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Beginning on January 29, 2018, the Company is providing certain offering materials to prospective eligible investors concerning the Company and RSI, an excerpt of which is furnished herewith as Exhibit 99.3.

The information described in this Current Report on Form 8-K and included as Exhibits 99.1, 99.2 and 99.3 is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing. The furnishing of the information in this Current Report on Form 8-K and the accompanying exhibits is not intended to, and does not, constitute a determination of admission by the Company that the information in this Current Report on Form 8-K and the accompanying exhibits are material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1*	Press Release, dated January 29, 2018, announcing the commencement of the Notes offering.

99.2*	Press Release, dated January 29, 2018, announcing the commencement of the Tender Offer.

99.3*	Disclosure in connection with the distribution of the preliminary offering memorandum for the Notes.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Woodmark Corporation

By:	/s/ M. Scott Culbreth
M. Scott Culbreth Senior Vice President and Chief Financial Officer

January 29, 2018